BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED APRIL 1, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018

AMERICAN FUNDS® GROWTH PORTFOLIO

Martin Romo no longer serves as portfolio manager of the Growth Fund, a fund of the American Funds Insurance Series®, the master fund in which the American Funds® Growth Portfolio (the “Portfolio”) invests. Anne-Marie Peterson serves as a portfolio manager of the Growth Fund. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mark L. Casey, Partner of Capital World Investors (“CWI”); Michael T. Kerr, Partner of CWI; Anne-Marie Peterson, Partner of CWI; Andraz Razen, Partner of CWI; and Alan J. Wilson, Partner of CWI, have managed the Growth Fund since 2017, 2005, 2019, 2015, and 2016, respectively. The portfolio managers manage separate segments of the Growth Fund.

In the section entitled “Additional Information About Management – The Master Fund’s Investment Adviser,” the table is deleted in its entirety and replaced with the following:

Portfolio Managers for the Fund/Title (if applicable)	Primary Title with CRMC (or affiliate)	Years of Experience as Portfolio Managers (and research professional, if applicable) (approximate)	Approximate Years of Experience as an Investment Professional
			With CRMC (or affiliate)	Total Years
Mark L. Casey	Partner-CWI	1 year (plus 11 years prior experience as an investment analyst for the Growth Fund)	18	18

Michael T. Kerr	Partner-CWI	13 years	33	35

Anne-Marie Peterson	Partner-CWI	1 year (plus 11 years prior experience as an investment analyst for the Growth Fund)	14	24

Andraz Razen	Partner-CWI	5 years (plus 3 years of prior experience as an investment analyst for the Growth Fund)	14	20

Alan J. Wilson	Partner-CWI	4 years	27	33

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE